April 1, 2000                                      Store Number _____________

              SUPPLEMENT TO ACE HARDWARE MEMBERSHIP AGREEMENT

1. The Member agrees that this Supplement amends the Member's current version of the Ace Hardware Membership Agreement in the following respects:

New paragraphs  Text of new paragraphs
 added

Article II      "16.   Restrictions on the Manufacture and Sale of
Paragraph 16.   Private Label Products.  The Member shall not enter into
                any arrangements for the production or distribution of its own private label goods that involve the use of any registered or unregistered trademarks of the Company in connection therewith, nor shall the Member make any references whatsoever to the Member's affiliation with the Company in connection with the labeling, promotion or sale of any such goods. In connection with the Member's resale of authentic private label goods which were purchased directly or indirectly from the Company and which bear the registered or unregistered trademarks of the Company, the Member shall refrain at all times from directly or indirectly assisting any third party in misrepresenting to the public that such party is a Company-authorized distribution outlet for such goods or a licensee of the Company.

Article III     "8.  Advertising Former Relationship to Company.  Upon the
Paragraph 8.    termination of this Agreement, the Member agrees to make
                no reference to the Member's former relationship with the Company in the advertising or promotion of the Member's business. The provisions of this Article III, Paragraph
                8. shall survive the termination of this Agreement."


New sentences   Text of new sentences
added
At the end of   "The Member understands that the Board of Directors of the
Article II      Company reserves the right to change advertising
Paragraph 3.    assessments from time to time and in the event that there
                are different advertising assessments imposed for the DIY
                Retail format and the Ace Contractor Center or other
                format and the Member is operating the licensed location
                under more than one such format, then the higher
                applicable assessment shall be imposed."
At the end of   "The Member understands that the Board of Directors of the
Article II      Company reserves the right to change minimum purchase
Paragraph 10.   level requirements from time to time, and in the event
                that there are different levels of low volume service charges or minimum purchase requirements imposed for the DIY Retail format and the Ace Contractor Center or other format and the Member is operating the licensed location under more than one such format, then the higher applicable level of low volume service charges or minimum purchase requirements, as the case may be, shall be imposed.

New phrases     Text of new phrases
added
In Article II   "and domain name registrations"
Paragraph 5.
line 14
immediately
following the
word "entities"

2. The Member agrees with the Company's designation of format(s) for the licensed location identified in the Membership Agreement as follows:
   ___ DIY Retail    ___ Ace Contractor Center   ___ Both  ___ Other__________

3. Except as specifically modified by this Supplement, all of the terms and conditions of the Company's current form Membership Agreement signed by the Member remain in full force and effect.

IN WITNESS WHEREOF, this Supplement has been executed on this
day of                          , 20    by the person(s) signing
it for the Member, whose authority to sign shall be deemed to have been duly authorized by the Member.

                    _______________________________________________________
                    Business Name
                    _______________________________________________________
                    Trading Name: D/B/A
                    _______________________________________________________
                    Signature(s) of Member
                    _______________________________________________________
                    _______________________________________________________
                    _______________________________________________________
                    (If the Member is a corporation, the corporate name should be written hereon followed by the name and title of an appropriate officer. If the member is a partnership, the partnership name should be written hereon followed by the signatures of all partners.)



ACCEPTED for Ace Hardware Corporation
at Oak Brook, Illinois this __________________ day
of ________________________ ,  20________
By:___________________________________
   ___________________________________
           (Title of Officer)